Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C., ss.1350 AS ADOPTED

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Sputnik Enterprises Inc. (the “Company”) for the year ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents in all material respects the financial condition and results of operations of Sputnik Enterprises Inc.

Dated: June 20, 2017	By:	/s/Anthony Gebbia
Anthony Gebbia, Chief Executive Officer and Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Sputnik Enterprises Inc., and will be retained by Sputnik Enterprises Inc., and furnished to the Securities and Exchange Commission or its staff upon request.